Merger with Weyerhaeuser Real Estate Company	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Merger with Weyerhaeuser Real Estate Company
2.	Merger with Weyerhaeuser Real Estate Company

In the Merger, TRI Pointe issued 129,700,000 shares of TRI Pointe common stock to the former holders of WRECO common shares, together with cash in lieu of any fractional shares. On the Closing Date, WRECO became a wholly-owned subsidiary of TRI Pointe. Immediately following the consummation of the Merger, the ownership of TRI Pointe common stock on a fully diluted basis was as follows: (i) the WRECO common shares held by former Weyerhaeuser shareholders were converted into the right to receive, in the aggregate, approximately 79.6% of the then outstanding TRI Pointe common stock, (ii) the TRI Pointe common stock outstanding immediately prior to the consummation of the Merger represented approximately 19.4% of the then outstanding TRI Pointe common stock, and (iii) the outstanding equity awards of WRECO and TRI Pointe employees represented the remaining 1.0% of the then outstanding TRI Pointe common stock. On the Closing Date, the former direct parent entity of WRECO paid TRI Pointe $31.5 million in cash in accordance with the Transaction Agreement.  Following the Merger, WRECO changed its name to TRI Pointe Holdings, Inc.

Assumption of Senior Notes

On the Closing Date, TRI Pointe assumed WRECO’s obligations as issuer of $450 million aggregate principal amount of its 4.375% Senior Notes due 2019 (the “2019 Notes”) and $450 million aggregate principal amount of its 5.875% Senior Notes due 2024 (the “2024 Notes” and together with the 2019 Notes, the “Senior Notes”). Additionally, WRECO and certain of its subsidiaries (collectively, the “Guarantors”) entered into supplemental indentures pursuant to which they guaranteed TRI Pointe’s obligations with respect to the Senior Notes. The Guarantors also entered into a joinder agreement to the Purchase Agreement, dated as of June 4, 2014, among WRECO, TRI Pointe, and the initial purchasers of the Senior Notes (collectively, the “Initial Purchasers”), pursuant to which the Guarantors became parties to the Purchase Agreement. Additionally, TRI Pointe and the Guarantors entered into joinder agreements to the Registration Rights Agreements, dated as of June 13, 2014, among WRECO and the Initial Purchasers with respect to the Senior Notes, pursuant to which TRI Pointe and the Guarantors were joined as parties to the Registration Rights Agreements.

The net proceeds of $861.3 million from the offering of the Senior Notes were deposited into two separate escrow accounts following the closing of the offering on June 13, 2014. Upon release of the escrowed funds on the Closing Date and prior to the consummation of the Merger, WRECO paid $743.7 million in cash to its former direct parent, which cash was retained by Weyerhaeuser and its subsidiaries (other than WRECO and its subsidiaries). The payment consisted of the $739.0 million Payment Amount (as defined in the Transaction Agreement) as well as $4.7 million in payment of all unpaid interest on the debt payable to Weyerhaeuser that accrued from November 3, 2013 to the Closing Date. The remaining $117.6 million of proceeds was retained by TRI Pointe.

Transaction Expenses

Advisory, financing, integration and other transaction costs directly related to the Merger, excluding the impact of restructuring costs and purchase accounting adjustments, totaled $18.0 million for the year ended December 31, 2014. We do not expect to incur additional transaction-related costs in 2015.

Fair Value of Assets Acquired and Liabilities Assumed

The following table summarizes the calculation of the fair value of the total consideration transferred and the provisional amounts recognized as of the Closing Date (in thousands, except shares and closing stock price):

Calculation of consideration transferred
TRI Pointe shares outstanding	31,632,533
TRI Pointe closing stock price on July 7, 2014	$15.85
Consideration attributable to common stock	$501,376
Consideration attributable to TRI Pointe equity awards	1,072
Total consideration transferred	$502,448
Assets acquired and liabilities assumed
Cash and cash equivalents	$53,800
Accounts receivable	654
Real estate inventories	539,677
Intangible asset	17,300
Goodwill	139,304
Other assets	28,060
Total assets acquired	778,795
Accounts payable	26,105
Accrued expenses and other liabilities	23,114
Notes payable and other borrowings	227,128
Total liabilities assumed	276,347
Total net assets acquired	$502,448

Cash and cash equivalents, accounts receivable, other assets, accounts payable, accrued payroll liabilities, and accrued expenses and other liabilities were generally stated at historical carrying values given the short-term nature of these assets and liabilities. Notes payable and other borrowings are stated at carrying value due to the limited amount of time since the notes payable and other borrowings were entered into prior to the Closing Date.

The Company determined the fair value of real estate inventories on a community-by-community basis primarily using a combination of market-comparable land transactions, land residual analysis and discounted cash flow models. The estimated fair value is significantly impacted by estimates related to expected average selling prices, sales pace, cancellation rates and construction and overhead costs. Such estimates must be made for each individual community and may vary significantly between communities.

The fair value of the acquired intangible asset was determined based on a valuation performed by an independent valuation specialist. The $17.3 million intangible asset is related to the TRI Pointe trade name which is deemed to have an indefinite useful life.

Goodwill is primarily attributed to expected synergies from combining WRECO’s and TRI Pointe’s existing businesses, including, but not limited to, expected cost synergies from overhead savings resulting from streamlining certain redundant corporate functions, improved operating efficiencies, including provision of certain corporate level administrative and support functions at a lower cost than was historically allocated to WRECO for such services by its former direct parent, and growth of ancillary operations in various markets as permitted under applicable law, including a mortgage business, a title company and other ancillary operations. The Company also anticipates opportunities for growth through expanded geographic and customer segment diversity and the ability to leverage additional brands.  The acquired goodwill is not deductible for income tax purposes.

The Company has completed the majority of its business combination accounting as of December 31, 2014 and expects to complete the remainder in the first quarter of 2015. As of December 31, 2014, the Company had not completed its final review of the valuation of acquired inventory, investments in unconsolidated entities, income taxes and deferred income tax assets and liabilities, and certain other assets and liabilities. Final determinations of the values of assets acquired and liabilities assumed may result in adjustments to the values presented above and a corresponding adjustment to goodwill.

Supplemental Pro Forma Information (Unaudited)

The following represents unaudited pro forma operating results as if the acquisition had been completed as of January 1, 2013 (in thousands, except per share amounts):

	Year Ended December 31,
	2014	2013
Total revenues	$1,865,723	$1,532,667
Net income (loss)	$88,416	$91,028
Earnings per share - basic	$0.55	$0.56
Earnings per share - diluted	$0.55	$0.56

The unaudited pro forma operating results have been determined after adjusting the operating results of TRI Pointe to reflect the purchase accounting and other acquisition adjustments including interest expense associated with the debt used to fund a portion of the Merger. The unaudited pro forma results do not reflect any cost savings, operating synergies or other enhancements that we may achieve as a result of the Merger or the costs necessary to integrate the operations to achieve these cost savings and synergies. Accordingly, the unaudited pro forma amounts are for comparative purposes only and may not necessarily reflect the results of operations had the Merger been completed at the beginning of the period or be indicative of the results we will achieve in the future.